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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 22, 1999


                           Champion Enterprises, Inc.
       ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Michigan
                  --------------------------------------------
                  State or other jurisdiction of incorporation



            1-9751                              38-2743168
     ----------------------          ---------------------------------
     Commission File Number          IRS Employer Identification No.


     2701 University Dr., Suite 300, Auburn Hills, Michigan     48326
     -----------------------------------------------------------------
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (248) 340-9090




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Item 5.  Other Events.

     On April 22, 1999 the Registrant announced that its Board of Directors had approved a Senior Note offering for $175 million. A copy of the press release announcing this offering is attached as Exhibit 99.



Item 7.   Exhibits.

Exhibit
Number.
-------

  99      Press Release issued April 22, 1999.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHAMPION ENTERPRISES, INC.



                                   /s/ JOSEPH H. STEGMAYER
                                   -----------------------
                                   Joseph H. Stegmayer
                                   Executive Vice President, Chief
                                   Strategic and Financial Officer




April 27, 1999


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                          INDEX TO EXHIBITS



                                                            Sequential
Exhibit No.                 Description                      Page No.
-----------                 -----------                      --------

   99           Press Release issued April 22, 1999